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                                  EXHIBIT 10.19

                               CHEMED CORPORATION

                               EXCESS BENEFIT PLAN

                             As Restated and Amended
                            Effective January 1, 1987

1. Purpose of the Plan
         To induce the employment or continued employment of key employees and to enable the Company and its Subsidiaries to compete with other corporations offering comparable benefits in obtaining and retaining the services of competent executives, in order that the interests of the Company and its Subsidiaries may be advanced.
2. Definitions
         Unless otherwise required by the context, the following terms when used in this Plan shall have the meanings set forth in this section.
         (a) "Base Plans": The General Retirement Plan, the
Employees Savings and Investment Plan, the Sales Retirement Plan, the Sales Thrift Plan, and the Chemed Employee Stock Ownership
Plan.
         (b) "Beneficiary": As defined in Section 10.2.
         (c) "Benefit Amounts": As described in Section 7.
         (d) "Board of Directors": The Board of Directors of the Company.
         (e) "Chemed Employee Stock Ownership Plan": The Chemed Employee Stock Ownership Plan, adopted effective November 1, 1987.
         (f)  "Code": The Internal Revenue Code of 1986, as amended


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                                      -2-

from time to time.
         (g) "Committee": The Committee designated to administer the Plan pursuant to the provisions of Section 3.
         (h) "Company": Chemed Corporation, a Delaware corporation.
         (i) "Compensation": The amount of annual compensation paid to an Employee during each calendar year commencing with the year 1983 when computed, as the case may be, in accordance with the definition of "Compensation" as set forth in each of the following pension, profit sharing or thrift plans of the
Company:
                           General Retirement Plan
                           Employees Saving and Investment Plan
                           General Pension Plan
                           Sales Retirement Plan
                           Sales Thrift Plan
                           Chemed Employee Stock Ownership Plan

         (j) "Earnings (Loss) Factor": As described in Section 7.3.
         (k) "Effective Date": January 1, 1983.
         (l) "Eligible Employee": A management or highly compensated Employee other than a Union Employee who (i) participates in or who, but for the Section 415 limitations of the Code, would participate in, any one or more of the General Retirement Plan, General Thrift Plan, the Sales Retirement Plan and the Sales Thrift Plan and, Chemed Employee Stock Ownership Plan, and (ii) is designated by the Committee from time to time as eligible to participate in the Plan. The Company may revoke the designation at any time if the Committee determines that the Employee ceases to be a management or highly compensated Employee.
         (m) "Employee": Any person who is employed by the Company or a Subsidiary.


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                                       -3-

         (n) "Excess Benefit Plan" or "Plan": The Excess Benefit Plan of the Company herein set forth as the same may from time to time be amended.
         (o) "Excess Benefit Plan Statement": The quarterly statement provided to a Participant pursuant to Section 6.3.
         (p) "General Pension Plan": The Chemed General Pension Plan, as amended, including the amendment thereto effective January 1, 1984. The General Pension Plan was terminated effective October 31, 1985.
         (q) "General Retirement Plan": The Chemed General Retirement Plan, adopted effective January 1, 1984, as amended August 1, 1985.
         (r) "General Thrift Plan": The Employees Savings and Investment Plan, adopted effective July 1, 1971, as amended, and as further amended and restated effective August 1, 1985.
         (s) "Permanent Disability": Disability retirement from employment by the Company due to a physical or mental disability which permanently disables the Employee from performing the customary duties of his regular job with the Company.
         (t) "Plan Year": The calendar year commencing with the calendar year 1983.
         (u) "Quarter": The three-month period beginning January 1, April 1, July 1 and October 1 of each Plan Year.
         (v) "Retirement": Any of (a) normal retirement from employment by the Company or a Subsidiary at age 65; (b) early retirement from employment by the Company or a Subsidiary from


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                                       -4-

age 55 to age 65 with not less than 10 Years of Service; (c) postponed retirement from employment by the Company after age 65.
         (w) "Sales Employee": As defined in the Sales Thrift Plan.
         (x) "Sales Retirement Plan": The Chemed Sales Retirement Plan, adopted effective August 1, 1985.
         (y) "Sales Thrift Plan": The Sales Retirement and Thrift Plan of the Company, adopted effective January 1, 1983, and as amended and restated and renamed as the Sales Thrift Plan effective August 1, 1985.
         (z) "Severance": Termination of employment with the Company or a Subsidiary under any circumstances other than death, Retirement or Permanent Disability.
         (aa) "Subsidiary": A corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Company.
         (bb) "Union Employee": An Employee with respect to whom compensation, hours of work, or conditions of employment are determined through collective bargaining with a recognized bargaining agent.
         (cc) "Valuation Date": The last business day of each month.
         (dd) "Value of Account": The value of the amounts credited to an account of a Participant as of a Valuation Date.
3.       Administration
         (a) The Plan shall be administered by the Compensation Committee of the Board of Directors provided that such Committee


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                                       -5-

shall consist of no fewer than three (3) directors of the Company, and provided further, that no member of the Committee shall be eligible to participate in the Plan while serving on the Committee.
         (b) The Committee may establish such rules and regulations, not inconsistent with the provisions of the Plan, as it deems necessary for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Committee may make such determinations and interpretations under or in connection with the Plan as it deems necessary or advisable. All such rules, regulations, determinations and interpretations, subject to the provisions of Section 4.03 of the By-Laws of the Company, shall be binding and conclusive upon the Company, each Subsidiary, its shareholders, Employees, Participants, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.
         (c) Any action required or permitted to be taken by the Committee under this Plan may be taken in accordance with Article IV of the By-Laws of the Company even though, because of a vacancy or vacancies as a result of resignations or otherwise, the total number of directors who are then members of the Committee shall be less than three.
         (d) Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur


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                                       -6-

no liability except for gross negligence or willful misconduct in the performance of their duties.
4.       Participation
         4.1 General. Each Eligible Employee who was a Participant in the General Pension Plan on October 31, 1985 shall be a Participant. In addition, each Eligible Employee for whom or in respect of whom benefits payable from or contributions by the Company or a Subsidiary to any of the Base Plans shall have been limited, restricted or otherwise less than the benefits payable from or contributions by the Company or a Subsidiary pursuant to the general terms and provisions of such plans by reason of the application of benefit and/or contribution limitations imposed by the Code and/or the regulations issued thereunder, or any comparable law which may hereafter be enacted including any regulations issued thereunder, shall be a Participant in the Plan. The personnel, payroll and other records of the Company or any Subsidiary shall be conclusive evidence for the purpose of determining all matters relating to benefits under this Plan, including Compensation and the period of employment of any and all Employees, Eligible Employees and Participants.
         4.2 Participation Date. Each Participant shall be deemed to have commenced his participation in the Plan effective on the first day of the Plan Year during which he became a Participant.
         4.3 Continuance of Participation. Each Participant's participation in the Plan shall continue until the first to occur of the following events:


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                                       -7-

                  (a) his death;
                  (b) his Severance;
                  (c) his Retirement;
                  (d) his Permanent Disability; or,
                  (e) termination of the Plan.
5.       Contributions
         5.1 Participants' Contributions. No contributions to the Plan shall be required of or permitted to be made by any Participant.
         5.2 Company Contributions. No contributions to a separate trustee or otherwise shall be required to be made by the Company or any Subsidiary for the purpose of establishing a fund for the payment of benefits to any Participant or Beneficiary under this Plan. Instead, all such accrued benefits, whether or not currently payable, shall be paid when due from the general funds of the Company or from a grantor trust or series of grantor trusts established for this purpose.
6.       Reserve Fund; Participant Accounts
         6.1 General Fund. The Company shall establish on its book of account a reserve fund equal to the present value of all benefits currently accrued in favor of Participants pursuant to the Plan. The amount of such reserve fund shall, at all times, be considered as a general obligation of the Company in favor of all Participants generally.
         6.2 Participant Accounts. The Company shall establish for each Participant a separate account or accounts to which shall be


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credited monthly all Benefit Amounts pursuant to Sections 7.1 and 7.2 plus or minus the Earnings (Loss) Factor as to each such account pursuant to Section 7.3 hereof.
         6.3 Statements of Participant's Accounts. The Committee shall, as soon as practicable after the end of each Quarter, cause to be delivered or mailed to each Participant having an account balance a statement (the "Excess Benefit Plan Statement") setting forth the status of the account of such Participant as of the end of such Quarter. Such statement shall be deemed to have been accepted as correct unless written notice to the contrary is received by the Committee within 30 days after the mailing thereof.
7.       Benefit Amounts
         7.1 Initial and Annual Benefit Amounts. The Benefit Amounts to be credited initially and monthly to the account of each Participant whose designation described in Section 2(k) is not revoked shall be an amount determined as follows:
                  (a) As to the General Pension Plan for Plan Years thereunder prior to 1984 - An amount necessary to fund the present value of the additional accrued benefit of the Participant (including his beneficiaries) under such plan as at December 31, 1983 which, but for the annual benefit limitations as set forth in Section 415 of the Code, would have been provided to the Participant or his beneficiaries pursuant to the stated terms and provisions of such plan. In determining the amount, as above, all actuarial assumptions applicable to such plan on


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                                       -9-

December 31, 1983 shall be utilized.
                  (b) As to each of the Base Plans - The amount by which all Company contributions to the account (or accounts) of the Participant for each month of each Plan Year commencing on and after January 1, 1983 under each such plan is less than the amount which would have been so contributed by the Company or a Subsidiary without regard to (i) the annual contribution limitations as set forth in Section 415 of the Code, (ii) the actual deferral percentage limitation imposed upon "highly compensated employees" (as defined and applied in Section 401(k) (5) of the Code) as set forth in Sections 401(k)(3)(a)(ii) of the Code,
(iii) the limitation on compensation as set forth in Section 401(a)(17) of the Code and (iv) the contribution percentage requirement as set forth in Section 401(m) of the Code.
         7.2 Earnings (Loss) Factor. In addition to the Benefit Amount(s) which may be credited monthly to each Participant's account under this Plan, there shall be credited or debited monthly an Earnings (Loss) Factor amount computed as follows:
                  (a) As to each Participant's Corporation Contribution Account under each of the General Retirement Plan and the Sales Retirement Plan - An amount determined by application of the percentage of investment earnings (or investment loss) experienced by the Trust Fund established under each such plan during the preceding month to the aggregate amount then credited to the Participant's account hereunder in respect of such plan(s)


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                                      -10-

pursuant to subsection (b) of Section 7.1.
                  (b) As to each Participant's Employer Contribution Account under the General Thrift Plan or Chemed Employee Stock Ownership Plan - An amount determined by application of the percentage of investment earnings (or investment loss) experienced by the Chemed Stock Fund of such plan during the preceding month to the aggregate amount then credited to the Participant's account hereunder in respect of such plan pursuant to subsection (b) of Section 7.1.
                  (c) As to each Participant's "Retirement" account under the Sales Thrift Plan prior to August 1, 1985 - An amount determined by application of the percentage of investment earnings (or investment loss) experienced by the Fixed Income Fund A-1 of such plan during the preceding month to the aggregate amount then credited to the Participant's account hereunder in respect of such plan pursuant to subsection (b) of Section 7.1.
                  (d) As to each Participant's Employer Contribution Account on and after August 1, 1985 and each Participant's "Thrift" account for periods prior to August 1, 1985 under the Sales Thrift Plan - An amount determined by application of the percentage of investment earnings (or investment loss) experienced by the Chemed Stock Fund of such plan during the preceding month to the aggregate amount then credited to the Participant's account hereunder in respect of such plan pursuant to subsection (b) of Section 7.1.



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                                      -11-

8.       Vesting
         8.1 Full Vesting. Participants will have a fully vested interest in all amounts credited to their accounts hereunder upon Retirement, Severance while eligible for Retirement, Permanent Disability or upon death prior to Retirement or Permanent Disability.
         8.2 Partial Vesting. Participants will have a fully vested interest in each amount credited to their accounts under this Plan to the same extent as if such amounts had been contributed to their accounts under each of the Base Plans.
         8.3 Forfeitures. If a Participant's employment by the Company shall terminate for any reason other than death, Permanent Disability, Retirement or Severance while eligible for Retirement, he shall forfeit the unvested portion of his accounts in the Plan. All amounts so forfeited shall revert to the credit of the Company.
9.       In-Service Withdrawals
         9.1 Upon written request of a Participant filed with the Company at least 30 days in advance of a Valuation Date, a Participant who has attained age 65 and who is concurrently effecting a withdrawal of his entire account balance under any or all of the Base Plans shall have the right to withdraw, and the Company shall pay to the Participant an amount equal to the value, as of such Valuation Date, of all or such portion of his accounts established under this Plan in respect to the Base Plan(s) under which he is effecting a concurrent withdrawal as


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the Participant shall so request, but the amount of any such withdrawal shall be limited and restricted to the same extent and to the same circumstances as would otherwise be permitted under the terms and provisions of the applicable Base Plan(s), provided, however, the consent of the Participant's spouse or any other person shall not be required as to any withdrawal under this Plan.
         9.2 In the event of any in-service withdrawal by a Participant of all or any portion of his account(s) established under this Plan in respect of the General Retirement Plan and/or the Sales Retirement Plan, for purposes of
Section 7.2 of this Plan, the Participant's employment with the Company shall be deemed to have terminated as of the Valuation Date in respect of which such in-service withdrawal was made. Thereupon, the benefit amount provided under
Section 7.2 of this Plan shall be determined, and if any Benefit Amount is then accrued in favor of the Participant, such amount shall be paid to the Participant. In such event and upon payment of such amount, if any, to the Participant, all further rights or potential rights of a Participant (including his Beneficiary) for a benefit pursuant to or under said Section 7.2 shall lapse and the Company's obligations, if any, to the Participant (including his Beneficiary) in respect thereof shall be deemed to have been satisfied in full, whether or not any such Benefit Amount is then accrued in favor of the Participant.



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10.      Distribution of Benefits; Beneficiary
         10.1 Upon termination of a Participant's employment with the Company or a Subsidiary, as the case may be, his account(s) established pursuant to this Plan shall be valued as of the first Valuation Date thereafter and the aggregate value of the fully vested portion thereof as at the date of such termination of employment shall be promptly (within 60 days) paid by the Company in one lump sum to the Participant, or in the event of his death, to his Beneficiary.
         10.2 As used herein the term "Beneficiary" of a Participant shall mean the person or persons (which may include, without limitation, the Participant's estate or one or more trusts or other entities) designated by such Participant in a "Designation of Beneficiary" form filed with the Company pursuant to this Plan or, if no such form has been so filed, then the term "Beneficiary" of a Participant shall mean the person or persons (which may include, without limitation, the Participant's estate or one or more trusts or other entities) designated by such Participant as his Beneficiary pursuant to the provisions of the General Pension Plan and each of the Base Plans. In the event the Participant has designated a different Beneficiary(ies) under each of said plans, then the Beneficiary under this Plan with respect to amounts contributed to this Plan in respect of the General Pension Plan shall be the Participant's Beneficiary(ies) designated under the General Pension Plan and, with respect to amounts contributed to this Plan in respect of each of the Base


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                                      -14-

Plans, the Participant's Beneficiary(ies) designated under each of the Base Plans, as the case may be. Such "Designation of Beneficiary" form pursuant to this Plan shall be in such form as the Committee may from time to time prescribe or accept. Participant may at any time change any such Designation of Beneficiary by filing a new form with the Company. If Participant has not made any such designation, or if any such Beneficiary shall not have survived the Participant, or if any such designation shall not be effective, "Beneficiary" shall mean the Participant's estate. In the event the Company has any doubt as to the proper person or persons entitled to receive payments due hereunder, the Company shall have the right to withhold such payments until the matter is decided by a court of competent jurisdiction.
11.      General Provisions
         (a) Nothing in the Plan nor in any instrument executed pursuant hereto shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary, or shall affect the right of the Company or of a Subsidiary to terminate the employment of any employee with or without cause.
         (b) The Company or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Company or a Subsidiary determines it is required to withhold in connection with any payment hereunder.
         (c) Nothing in the Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of,


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                                      -15-

any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, thrift, group insurance, stock purchase, stock bonus or stock option plan.
         (d) The Plan may be amended or terminated by the Board of Directors at any time in whole or in part provided, however, that no such amendment or termination shall adversely affect that portion of a Participant's account(s) hereunder which is fully vested. Upon termination of the Plan, all fully vested amounts credited to the Participant's account(s) as at the date of such termination shall be promptly paid to the Participant.
         (e) In the event any dispute pertaining to the Plan shall arise between the Company and an Employee (including a Participant) which shall not be resolved after good faith negotiation, either the Employee of the Company, or both, may submit the disputed issue to the Committee for resolution. All such submissions shall be in writing, addressed to the Secretary of the Committee and shall set forth the issue and all relevant facts known to the submitting party. The Committee may determine the issue in such manner as it shall determine and may (but need not) request the disputant Employee and one or more representatives of the Company to appear before the Committee for the purpose of presenting such matters of fact as the Committee shall specify. The decision of the Committee as to any issue


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                                      -16-

presented to it involving this Plan shall be conclusive and final and binding on all concerned parties, unless, within thirty days after receipt of the Committee's decision, the disputant Employee files a written notice with the Secretary of the Committee requesting that the issue be presented to the Board of Directors for final resolution. As promptly thereafter as is reasonably practicable, the issue shall be presented to and resolved finally and conclusively by the Board of Directors based upon all facts presented to it by the Committee, the Company and the disputant Employee.

                               CHEMED CORPORATION
                               EXCESS BENEFIT PLAN

                                 AMENDMENT NO. 1

         Effective January 1, 1995, Section 7.1(b) of the Chemed Corporation Excess Benefit Plan shall be amended in its entirety as follows:
         (b) As to each of the Base Plans - The amount by which all Company contributions to the account (or accounts) of the Participant for each month of each Plan Year commencing on and after January 1, 1983 under each such plan is less than the amount which would have been so contributed by the Company or a Subsidiary without regard to (i) the annual contribution limitations as set forth in Section 415 of the Code, (ii) the actual deferral percentage limitation imposed upon "highly compensated employees" (as defined and applied in Section 401(k)(3)(a)(ii) of the Code, (iii) the limitation on compensation as set forth in Section 401(a)(17) of the Code, (iv) the contribution percentage requirement as set forth in Section 401(m) of the Code and (v) any amounts contributed to the Chemed Corporation Deferred Compensation Plan.

                                   CERTIFICATE
         The undersigned, Secretary of Chemed Corporation, hereby certifies that the foregoing is a true and correct copy of Amendment No. 1 to its Excess Benefit Plan.
         Signed at Cincinnati, Ohio this 9th day of February, 1995.

                                                   /s/ Naomi C. Dallob
                                                   -------------------
                                                       Secretary


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                               CHEMED CORPORATION
                               EXCESS BENEFIT PLAN

                                 AMENDMENT NO. 2

         The Chemed Corporation Excess Benefit Plan (the "Plan") is hereby amended, effective January 1, 1997, in the following respects.
         1. Sections 2(a), 2(e), 2(i) and 2(l) of the Plan are hereby amended in their entirety as follows:
            2(a) "Base Plans": The General Retirement Plan, the Employees Savings and Investment Plan and the Chemed Employee Stock Ownership Plans I and II.

            2(e) "Chemed Employee Stock Ownership Plans I and II": The Chemed Employee Stock Ownership Plan I, adopted effective November 1, 1987 and the Chemed Employee Stock Ownership Plan II, adopted effective August 1, 1988.

            2(i) "Compensation": The amount of annual compensation paid to an Employee during each calendar year commencing with the year 1983 when computed, as the case may be, in accordance with the definition of "Compensation" as set forth in each of the following pension, profit sharing or thrift plans of the
                     Company:

                               General Retirement Plan
                               Employees Savings and Investment Plan
                               General Pension Plan
                               Chemed Employee Stock Ownership Plans I and II

            2(l) "Eligible Employee": A management or highly compensated Employee other than a Union Employee who (i) participates in or who, but for the Section 415 limitations of the Code, would participate in, any one or more of the General Retirement Plan, General Thrift Plan and Chemed Employee Stock Ownership Plans I and II, and (ii) is designated by the Committee from time to time as eligible to participate in the Plan. The Company may revoke the designation at any time if the Committee determines that the Employee ceases to be a management or highly compensated Employee.

         2. Section 2 is hereby amended by deleting Sections 2(w), 2(x) and 2(y).

         3. Section 7.2 of the Plan is hereby amended in its entirety to read as follows:
            7.2 Earnings (Loss) Factor. In addition to the Benefit Amount(s) which may be credited monthly to each Participant's account under this Plan, there shall be credited or debited monthly an Earning (Loss) Factor amount computed as follows:

                     (a) As to each Participant's Corporation Contribution Account under the General Retirement Plan - An amount determined by application of the percentage of investment earnings (or investment loss) experienced by the Trust Fund established under each such plan during the preceding month to the aggregate amount then credited to the Participant's account hereunder in respect of such plan(s) pursuant to subsection (b) of Section 7.1.

                     (b) As to each Participant's Employer Contribution Account under the General Thrift Plan or Chemed Employee Stock Ownership Plans I and II - An amount determined by application of the percentage of investment earnings (or investment loss) experienced by the Chemed Stock Fund of such plan during the preceding month to the aggregate amount then credited to the Participant's account hereunder in respect of such plan pursuant to subsection (b) of Section 7.1.

         4. Section 9.2 of the Plan is hereby amended in its entirety to read as follows:
            9.2 In the event of any in-service withdrawal by a Participant of all or any portion of his account(s) established under this Plan in respect of the General Retirement Plan for purposes of Section 7.2 of this Plan, the Participant's employment with the Company shall be deemed to have terminated as of the Valuation Date in respect of which such in-service withdrawal was made. Thereupon, the benefit amount provided under Section 7.2 of this Plan shall be determined, and if any Benefit Amount is then accrued in favor of the Participant, such amount shall be paid to the Participant. In such event and upon payment of such amount, if any, to the Participant, all further rights or potential rights of a Participant (including his Beneficiary) for a benefit pursuant to or under said Section 7.2 shall lapse and the Company's obligations, if any, to the Participant (including his Beneficiary) in respect thereof shall be deemed to have been satisfied in full, whether or not any such Benefit Amount is then accrued in favor of the Participant.

         5. Section 10.1 of the Plan is hereby amended in its entirety to read as follows:
            10.1 Upon termination of a Participant's employment with the Company or a Subsidiary, as the case may be, his account(s) established pursuant to this Plan shall be valued as of the first Valuation Date thereafter and the aggregate value of the fully vested portion thereof as at the date of such termination of employment shall be promptly (within 60 days) paid by the Company to the Participant, or in the event of his death, to his Beneficiary.

                     Any vested amounts payable from the Participants' account on behalf of the Chemed General Retirement Plan shall be paid in one lump sum. Any vested amounts payable on behalf of the Chemed Employees Savings and Investment Plan or Chemed Employee Stock Ownership Plans I and II shall be paid in whole shares of Chemed stock credited to his/her account(s) plus cash in lieu of any fractional shares of Chemed stock.

         6. In all other respects, the Chemed Excess Benefit plan shall remain unchanged.

                                   CERTIFICATE

         The undersigned, Secretary of Chemed Corporation, hereby certifies that the foregoing is a true and correct copy of Amendment No. 2 to its Excess Benefit Plan.
         Signed at Cincinnati, Ohio this 7th day of January, 1997.

                                                       /s/ Naomi C. Dallob
                                                    --------------------------
                                                    Naomi C. Dallob, Secretary

                               CHEMED CORPORATION
                       EXCESS BENEFIT PLAN AMENDMENT NO. 3

         The Chemed Corporation Excess Benefit Plan (the "Plan") is hereby amended effective April 1, 1997 as follows:

         1. Section 3(a) shall be rewritten in its entirety to read as follows:
            (a) The Plan shall be administered by the Company's Benefit Plan Committee. Each member of the Committee who is also a Participant in the Plan shall abstain from voting or participating in any decision with respect to such Participant's Accounts under the Plan, including but not limited to, approval of the Participant's directed investments under Section 7.2(c).

         2. Section 7.2(c) shall be added to read as follows:

            (c) Notwithstanding any provision herein to the contrary, a Participant may direct the investment of the Participant's Accounts in respect of the Chemed Stock Ownership Plans I and II, provided all the following requirements are satisfied:

                     (i)      the Participant must have attained age fifty-eight
                              (58),
                     (ii) such directed investments shall be subject to restrictions and procedures established by the Committee and limited to the investment funds then offered under the Employees Savings & Investment Plan, the Chemed Stock Fund and/or such other fund(s) as may be selected by the Committee,
                     (iii) the Participant's directed investment shall be subject to the approval of the Committee.

         3. In all other respects, the Plan shall remain in full force and effect.

                                   CERTIFICATE

         The undersigned, Secretary of Chemed Corporation, hereby certifies that the foregoing is a true and correct copy of Amendment No. 3 to its Excess Benefit Plan.

         Signed at Cincinnati, Ohio as of this 1st day of April, 1997.



                                                    /s/ Naomi C. Dallob
                                                 --------------------------
                                                 Naomi C. Dallob, Secretary